[LOGO]
                               -----------------
                                COLONIAL GLOBAL
                                 UTILITIES FUND
                               -----------------
                                 ANNUAL REPORT
                                October 31, 1996
                               -----------------

                               [graphic omitted]

NOT FDIC-              MAY LOSE VALUE
INSURED                NO BANK GUARANTEE

                   COLONIAL GLOBAL UTILITIES FUND HIGHLIGHTS
                      NOVEMBER 1, 1995 - OCTOBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Global Utilities Fund seeks current income and long-term growth of capital and income.

THE FUND IS DESIGNED TO OFFER:
  X  Long-term growth potential
  X  Worldwide diversification
  X  Experienced professional management

PORTFOLIO MANAGEMENT COMMENTARY: "A global utilities fund provides a relatively conservative way for U.S. investors to participate in the growth potential of these global markets."
                                                   - Ophelia Barsketis

                   COLONIAL GLOBAL UTILITIES FUND PERFORMANCE

                                            CLASS A     CLASS B     CLASS D

Inception dates                             10/15/91    3/27/95     3/27/95

12-month distributions declared per share   $0.385      $0.299      $0.299

12-month total returns, assuming            11.99%      11.25%      11.16%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
---------------------------------------------------------------------------
Net asset value per share at 10/31/96       $12.00      $12.01      $12.00

TOP FIVE EQUITY HOLDINGS*             TOP FIVE COUNTRIES*
(as of 10/31/96)                      (as of 10/31/96)
 ...................................   ....................................

1. Consolidated Natural Gas    2.9%   1. United States               44.5%
2. AES Corp.                   2.8%   2. United Kingdom               7.7%
3. Lucent Technologies, Inc.   2.7%   3. Malaysia                     6.6%
4. SFP Pipeline CV             2.6%   4. Spain                        4.6%
5. Nokia Ab                    2.5%   5. Argentina                    3.7%

* Holdings and country breakdowns are based on total investments of the portfolio. Because the portfolio is actively managed, holdings and country breakdowns will change.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended October 31, 1996. This report gives us the opportunity to share our analysis of your fund and the investment environment over the past 12 months.

The Federal Reserve Board lowered short-term interest rates in December 1995 and again in January 1996. Furthermore, in the bond market, significantly stronger economic indicators mid-way through the period stirred inflation fears and propelled long-term interest rates upward. However, we believe that the bond market volatility should be somewhat reduced in the months ahead.

In the U.S. stock market, generally favorable conditions prevailed throughout most of the period with both large and small company stocks posting strong returns until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records.

Internationally, we are still seeing declining interest rates in most markets. Japan's recovery is modest and interest rates are being held low. China is reducing rates, now that inflation has declined into single digits. In Europe, short-term interest rates are much lower than long-term ones, creating a steep yield curve. We expect this situation to continue until we see an increase in economic activity.

Our expectations include moderate economic growth continuing into the first half of 1997. If our current projections hold, we may see the economy picking up again in the second half of 1997.

In the following pages, you'll find detailed information on your Fund's performance as well as an in-depth discussion with the portfolio manager. As always, we appreciate the opportunity to help you meet your investment goals.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
December 18, 1996

Because market conditions change frequently, there can be no assurance that the trends described will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

OPHELIA BARSKETIS, portfolio co-manager of LFC Utilities Trust has been with Stein Roe & Farnham Inc., the portfolio's adviser, since 1983. DEBORAH LEE, co-manager of the portfolio, has been with Stein Roe & Farnham since 1987.

Q. PLEASE DESCRIBE THE GLOBAL ECONOMIC ENVIRONMENT OVER THE PAST YEAR AND ITS EFFECT ON UTILITY STOCKS.

A. In the U.S., the continuing combination of low interest rates, low inflation and slow but steady economic growth created a positive environment for large domestic stocks, with both the Dow Jones Industrial Average and the Standard & Poor's 500 Index reaching new all-time highs. Utility stocks performed much better in the second half of the period after uncertainty surrounding interest rates subsided.

Outside the U.S., improvements in the European economy benefited the telecommunications and electric utilities sectors. The combination of privatization, competition and regulatory changes in the utilities industry also created positive conditions in Asia and the emerging markets of Latin America.

Q. HOW DID THE FUND PERFORM COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX?

A. The Fund's Class A shares returned 11.99%, while the Index, which tracks a broader range of international equities, returned 16.30% for the year. The Standard & Poor's Utilities Index, a common measure of the U.S. utility stock performance, was up 9.80% during the period. The Fund's exposure to foreign utilities helped it outperform domestic utility funds, but its concentration on utilities limited performance relative to the broader market index.

Q. WHAT REGIONS AND SPECIFIC HOLDINGS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE YEAR?

A. Some of the portfolio's best performing holdings were in Southern Europe. We owned Telefonica de Espana and Telecom Italia, the Spanish and Italian telephone companies, which increased in value by 12% and 62%, respectively, during the year. Samchully, a Korean distributor of natural gas was another strong performer. Samchully is benefiting from the South Korean government's major initiative to improve air quality by mandating that all new structures use natural gas instead of other fuels.

Q. WHAT ARE THE BENEFITS OF A GLOBAL UTILITIES FUND?

A. Utilities have traditionally been among the most conservative investments. They tend to be large, well capitalized companies with steady earnings. A global utilities fund provides a relatively conservative way for U.S. investors to participate in the growth potential of these overseas markets. LFC Utilities Trust controls risk through broad diversification. The largest country exposure in the portfolio is the U.S. market, 20% is allocated to global fixed income securities, and we divide our equity holdings equally among the telephone, electricity and gas sectors.

 Q. WHAT IS YOUR MARKET OUTLOOK?

A. Looking ahead, we will be very selective when choosing U.S. stocks since we expect slow economic growth to continue in the first half of 1997. Overseas, we believe market conditions will be more favorable due to the pick-up in the global economy. Outside the U.S., utilities are considered growth industries. The need for basic electric services throughout Latin America, for example, or telephone service in China creates important opportunities for utility investors.

COLONIAL GLOBAL UTILITIES FUND INVESTMENT PERFORMANCE VS. MORGAN STANLEY CAPITAL
     INTERNATIONAL WORLD INDEX ND AND THE STANDARD & POOR'S UTILITIES INDEX
               Change in Value of $10,000 from 10/31/91 - 10/31/96
                     Based on NAV and MOP for Class A Shares

                        NAV               MOP           MSCI     S&P Utilities
------------------------------------------------------------------------------
Oct 31, 91            10000              9425          10000             10000
Nov 30, 91         10047.81           9470.06           9561              9908
Dec 31, 91         10507.72          9903.528          10254             10635
Jan 31, 92         10355.83          9760.368          10061             10063
Feb 29, 92         10315.34          9722.207           9885              9782
Mar 31, 92         10202.78           9612.12           9416              9643
Apr 40, 92         10367.12          9771.015           9544             10269
May 31, 92          10635.7          10024.14           9921             10254
Jun 30, 92         10687.53          10072.99           9585             10394
Jul 31, 92         11136.53          10496.18           9607             11222
Aug 31, 92         11199.19          10555.24           9837             11132
Sep 30, 92         11199.04           10555.1           9744             11213
Oct 31, 92         11082.72          10445.46           9477             11113
Nov 30, 92         11242.56          10596.11           9643             11092
Dec 31, 92         11596.43          10929.64           9718             11496
Jan 31, 93         11855.39          11173.71           9748             11674
Feb 28, 93         12311.08          11603.19           9976             12510
Mar 31, 93         12605.17          11880.37          10551             12736
Apr 30, 93         12516.65          11796.94          11037             12475
May 31, 93         12517.33          11797.58          11289             12463
Jun 30, 93          12892.7          12151.37          11191             13038
Jul 31, 93         13025.53          12276.56          11419             13340
Aug 31, 93         13570.72           12790.4          11939             13986
Sep 30, 93         13615.27           12832.4          11716             13951
Oct 31, 93         13659.51          12874.09          12036             13927
Nov 30, 93         13153.08          12396.78          11352             13224
Dec 31, 93         13340.91           12573.8          11905             13156
Jan 31, 94         13643.31          12858.82          12688             13241
Feb 28, 94         13278.43          12514.92          12521             12493
Mar 31, 94         12772.37          12037.96          11978             12070
Apr 30, 94         12811.87          12074.87          12345             12372
May 31, 94         12559.26          11837.11          12374             12037
Jun 30, 94         12421.55          11707.31          12337             12067
Jul 31, 94         12718.64          11987.31          12569             12472
Aug 31, 94         12804.79          12068.52          12945             12434
Sep 30, 94         12536.59          11815.74          12602             12124
Oct 31, 94          12647.1          11919.89          12957             12219
Nov 30, 94         12424.04          11709.66          12392             12044
Dec 31, 94         12427.24          11712.68          12509             12111
Jan 31, 95         12697.89          11967.76          12319             13054
Feb 28, 95         12798.75          12062.82          12495             13029
Mar 31, 95         12826.96          12089.41          13094             12946
Apr 30, 95         13088.46          12335.87          13548             13430
May 31, 95         13535.83          12757.52          13661             13849
Jun 30, 95         13564.09          12784.15          13653             13908
Jul 31, 95         13766.04          12974.49          14333             14266
Aug 31, 95         13708.08          12919.87          14011             14556
Sep 30, 95         14011.88           13206.2          14416             15468
Oct 31, 95         13952.73          13150.45          14186             15797
Nov 30, 95         14222.18          13404.41          14675             15969
Dec 31, 95         14669.79          13826.28          15101             17092
Jan 31, 96         14888.91           14032.8          15371             17316
Feb 29, 96         14814.52          13962.68          15462             16638
Mar 31, 96         14677.29          13833.34          15716             16279
Apr 30, 96         14936.63          14077.78          16082             16473
May 31, 96         15142.21          14271.53          16093             16436
Jun 30, 96         15181.37          14308.44          16171             17100
Jul 31, 96         14687.18          13842.67          15596             15993
Aug 31, 96         15058.09          14192.25          15772             16366
Sep 30, 96         15222.75          14347.45          16387             16523
Oct 31, 96         15625.83          14727.35          16498             17345

A $10,000 investment in Class B shares made on 3/27/95, (inception) at net asset value (NAV) would have been valued at $12,107 on 10/31/96. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $11,707 on 10/31/96. A $10,000 investment in Class D shares made on 3/27/95, (inception) at NAV would have been valued at $12,097 on 10/31/96. The same investment after deducting the applicable CDSC would have grown to $11,976 on 10/31/96. The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/96 (Most Recent Quarter End)
------------------------------------------------------------------------------
                       CLASS A*         CLASS B          CLASS D
INCEPTION              10/15/91         3/27/95          3/27/95
                      NAV     MOP     NAV   W/CDSC    NAV  MOP W/CDSC
------------------------------------------------------------------------------
1 YEAR               8.64%   2.39%    7.83%  2.83%    7.83%   5.75%
------------------------------------------------------------------------------
SINCE INCEPTION      8.81%   7.52%   11.47%  8.97%   11.47%  10.74%
------------------------------------------------------------------------------

*The Fund initially commenced operations as the LFC Utilities Trust on 10/15/96. Performance shown is based in part on the performance of the LFC Utilities Trust. Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charges of 5.75% for Class A shares and 1% for Class D shares. The CDSC returns reflect the maximum applicable charges of 5% for 1 year and 4% since inception for Class B shares and 1% for Class D shares for 1 year. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                               LFC UTILITIES TRUST
                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1996 (IN THOUSANDS)

COMMON STOCKS - 67.3%                         COUNTRY       SHARES       VALUE
-------------------------------------------------------------------------------
MANUFACTURING - 2.0%
  AIR CONDITIONING & WARM AIR HEATING EQUIPMENT - 2.0%
  York International Corp.                                      70      $  3,386
                                                                        --------

 ................................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 63.4%
  COMMUNICATIONS - 23.7%
  Ameritech Corp.                                               61         3,345
  Frontier Corp.                                                86         2,500
  GTECorp                                                       91         3,812
  Lucent Technologies, Inc.                                     99         4,639
  MCI Communications Corp.                                      75         1,884
  Olivetti Group (a)                              It         5,500         1,600
  Oy Nokia Ab ADR                                 Fn            93         4,294
  Portugal Telecom S.A. ADR                       Pt           140         3,622
  Telecom Italia (Saving Shares)                  It         1,370         2,611
  Telecomunicacoes Brasileiras SA
    Telebras ADR (a)                              Bl            25         1,863
  Telefonica de Argentina ADR                     Ar            92         2,146
  Telefonica de Espana ADR                        Sp            71         4,254
  Telefonos de Mexico S.A. ADR                    Mx            47         1,434
  WorldCom, Inc. (a)                                           114         2,779
                                                                        --------
                                                                          40,783
                                                                        --------
  ELECTRIC SERVICES - 24.5%
  AES Corp. (a)                                                110         4,826
  Cinergy Corp.                                                100         3,312
  DPL, Inc.                                                    130         3,104
  Duke Power Co.                                                35         1,711
  Empressa National ADR                           Sp            59         3,628
  FPL Group, Inc.                                               65         2,990
  Hong Kong Electric ADR                          HK         1,200         3,841
  Korea Electric Power ADR                        Ko           175         3,150
  National Power PLC ADR                          UK           133         3,594
  NIPSCO Industries,  Inc.                                      82         3,106
  Powergen PLC ADR                                UK           128         4,271
  Utilicorp United,  Inc.                                       68         1,845
  Veba AG                                         G             53         2,847
                                                                        --------
                                                                          42,225
                                                                        --------

  GAS SERVICES - 15.2%
  British Gas PLC                                 UK           530         1,653
  CMS Energy Corp.                                             102         3,210
  MCN  Corp.                                                   111         3,058
  Northwest Natural Gas Co.                                    135         3,426
  Petronas Gas Berhad                             Ma           580         2,364
  Questar Corp.                                                 84         3,024
  Samchully Co.                                   Ko            27         2,204
  Transportation de Gas Del Sur ADS               Ar           360         4,185
  UGI Corp.                                                    127         3,000
                                                                        --------
                                                                          26,124
                                                                        --------

 ................................................................................
SERVICES - 1.9%
  WATER SERVICES - 1.9%
  Compagnie Generale des Eaux                     Fr            28         3,349
                                                                        --------

TOTAL COMMON STOCKS (cost of $100,096)                                   115,867
                                                                        --------

CONVERTIBLE PREFERRED STOCKS - 4.4%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 4.4%
  COMMUNICATIONS - 4.4%
  Citizens Utilities                 5.000%                    80          3,840
  Ericsson Corp.                     4.250%      Sw         1,000          3,656
                                                                        --------
                                                                           7,496
                                                                        --------
TOTAL CONVERTIBLE PREFERRED STOCKS (cost of $6,419)                        7,496
                                                                        --------

CORPORATE FIXED-INCOME BONDS - 21.5%                     CURRENCY   PAR   VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 21.5%
  COMMUNICATIONS - 7.5%
  Telekom Malaysian Berhad,       7.125%      8/01/05       Ma   4,000     4,061
  Telecom New Zealand,            6.750%      10/11/05      NZ   5,000     4,976
  Telstra Corp. Ltd.,             6.500%      07/31/03(b)   Au   4,000     3,960
                                                                        --------
                                                                          12,997
                                                                        --------
  ELECTRICAL SERVICES - 14.0%
  Chilgener S.A.,                 6.500%      01/15/06      Ch   4,000     3,832
  Financiera Energetica,          9.000%      11/08/99(c)   Co   4,000     4,156
  Hydro Quebec,                   8.050%      07/07/24      Ca   4,000     4,379
  National Grid Co. PLC,          5.500%      02/22/01      UK   3,750     3,621
  Niagara Mohawk Power Co.,       7.375%      08/01/03           3,625     3,371
  Tenaga Nasional Berhad,         7.875%      06/15/04(d)   Ma   4,500     4,753
                                                                        --------
                                                                          24,112
                                                                        --------
TOTAL CORPORATE FIXED-INCOME BONDS (cost of $37,476)                      37,109
                                                                        --------

CORPORATE CONVERTIBLE BONDS - 5.4%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.4%
  GAS SERVICES - 5.4%
  Consolidated Natural Gas,       7.250%      12/15/15           4,500     4,860
  SFP Pipeline,                  11.160%      08/15/10           3,700     4,514
                                                                        --------
TOTAL CORPORATE CONVERTIBLE BONDS (cost of $9,048)                         9,374
                                                                        --------

TOTAL INVESTMENTS - 98.6% (cost of $153,039)(e)                          169,846
                                                                        --------

OTHER ASSETS & LIABILITIES, NET - 1.4%                                     2,476
--------------------------------------------------------------------------------

NET ASSETS - 100%                                                       $172,322
                                                                        --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.
(b) Telestra Corp. Ltd. is a restricted security which was acquired on June 1, 1995 at a cost of $3,942. This security represents 2.3% of the Portfolio's net assets at October 31, 1996.
(c) Financiera Energetica is a restricted security which was acquired on June 1, 1995 at a cost of $4,126. This security represents 2.4% of the Portfolio's net assets at October 31, 1996.
(d) Tenega Nasional Berhad is a restricted security which was acquired on May 22, 1995 at a cost of $4,656. This security represents 2.8% of the Portfolio's net assets at October 31, 1996.
(e)  Cost for federal income tax purposes is the same.

Summary of Securities by         Country/
 Country/Currency                Currency          Value       % of Total
------------------------------------------------------------------------
United States                                  $  75,542          44.5%
United Kingdom                   UK               13,139           7.7%
Malaysia                         Ma               11,178           6.6%
Spain                            Sp                7,882           4.6%
Argentina                        Ar                6,331           3.7%
Korea                            Ko                5,354           3.2%
New Zealand                      NZ                4,976           2.9%
Canada                           Ca                4,379           2.6%
Finland                          Fn                4,294           2.5%
Italy                            It                4,211           2.5%
Colombia                         Co                4,156           2.4%
Australia                        Au                3,960           2.3%
Hong Kong                        HK                3,841           2.3%
Chile                            Ch                3,832           2.3%
Sweden                           Sw                3,656           2.2%
Portugal                         Pt                3,622           2.1%
France                           Fr                3,349           2.0%
Germany                          G                 2,847           1.7%
Brazil                           Bl                1,863           1.1%
Mexico                           Mx                1,434           0.8%
                                               ---------         -----
                                               $ 169,846         100.0%
                                               =========         =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                                   Name
 -----------                 ------------------------------
    ADR                       American Depository Receipt
    ADS                       American Depository Shares

See notes to financial statements

                               LFC UTILITIES TRUST
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1996
 (in thousands)
 ASSETS
 Investments at value (cost $153,039)                                  $169,846

 Receivable for:
   Investments sold                           $ 1,514
   Interest                                       973
   Dividends                                      372
 Other assets                                      14                     2,873
                                              -------                  --------
     Total Assets                                                       172,719

 LIABILITIES
 Payable to custodian bank                        269
 Payable for:
   Management, accounting and transfer
    agent fees                                     84
   Other                                           44
                                              -------
     Total Liabilities                                                      397
                                                                       --------

 NET ASSETS applicable to
  investors' beneficial interest                                       $172,322
                                                                       ========

 See notes to financial statements.

                               LFC UTILITIES TRUST
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1996
 (in thousands)
 INVESTMENT INCOME
 Dividends (net of foreign taxes withheld of $427)                      $ 6,195
 Interest                                                                 3,615
                                                                        -------
        Total Investment Income                                           9,810

 EXPENSES
 Management fee                                  $  1,064
 Custodian & accounting fees                           58
 Audit & legal fees                                    15
 Transfer agent fees                                    8
 Amortization of deferred organization
   expenses                                            10
 Trustees fees                                          2
 Other                                                  8                 1,165
                                                 --------               -------
        Net Investment Income                                             8,645
                                                                        -------

 NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
 Net realized gain on:
   Investments                                      2,340
   Foreign currency transactions                       10
                                                 --------
     Net realized gain from investments
      and foreign currency transactions                                   2,350
 Net unrealized appreciation during the
  period on:
   Investments                                     12,774
   Translation of other assets and liabilities         10
                                                 --------
     Net unrealized appreciation from
      investments and foreign currency
      transactions                                                       12,784
                                                                        -------
        Net gain                                                         15,134
                                                                        -------

 Net Increase in Net Assets from Operations                             $23,779
                                                                        =======

 See notes to financial statements.

                               LFC UTILITIES TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended October 31
                                                    ---------------------------
INCREASE (DECREASE) IN NET ASSETS                        1996           1995
Operations:
Net investment income                                 $   8,645      $  13,293
Net realized gain (loss) from investments
  and foreign currency transactions                       2,350         (3,801)
 Net unrealized appreciation from
  investments and foreign currency transactions          12,784         14,432
                                                      ---------      ---------
     Net Increase from Operations                        23,779         23,924
                                                      ---------      ---------


 Transactions in investors' beneficial interests
 Contributions                                               38          7,023
 Withdrawals                                            (65,100)       (78,000)
                                                      ---------      ---------
 Net transactions in investors' beneficial
   interest                                             (65,062)       (70,977)
                                                      ---------      ---------
         Total Decrease                                 (41,283)       (47,053)
                                                      ---------      ---------

 NET ASSETS
 Beginning of period                                    213,605        260,658
                                                      ---------      ---------
 End of period                                        $ 172,322      $ 213,605
                                                      =========      =========

 See notes to financial statements.

                               LFC UTILITIES TRUST
                              FINANCIAL HIGHLIGHTS

                                               Year ended October 31
                                    -------------------------------------------
                                     1996         1995        1994        1993
                                    -------      ------      ------       -----
 RATIOS TO AVERAGE NET ASSETS
    Expenses                         0.60%        0.63%(a)    0.61%       0.64%
    Net investment income            4.47%        5.97%(b)    5.48%       5.29%
 Portfolio turnover                    34%          46%         34%         41%

                                      Year
                                      ended
                                    October 31
                                   -------------
                                       1992
                                      ------
 RATIOS TO AVERAGE NET ASSETS
    Expenses                         0.72%(a)
    Net investment income            6.36%(b)
 Portfolio turnover                    31%

(a) If the Portfolio had paid all of its expenses and there had been no reimbursement from the Investment Adviser, as described in Note 3, these ratios would have been 0.64% and 0.86%, respectively.
(b) Computed giving effect to the Investment Adviser's expense limitation undertaking.

 See notes to financial statements.

                               LFC UTILITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
 ..............................................................................
ORGANIZATION: LFC Utilities Trust (the Portfolio) was organized on August 14, 1991 as a trust under Massachusetts law and is registered under the Investment Company Act of 1940 as an open-end investment company. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on August 23, 1991.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS: All securities are valued as of October 31, 1996. Domestic securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each domestic over-the-counter security for which the last sales price is available from Nasdaq is valued at that price. All other domestic over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Domestic securities convertible into equity securities and long-term debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of valuations provided by a pricing service. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time.

Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

ORGANIZATION EXPENSES: Expenses incurred in connection with the organization of the Portfolio were deferred and amortized on a straight line basis over five years.

FEDERAL INCOME TAXES: The Portfolio has complied and intends to comply with the applicable provisions of the Internal Revenue Service Code. Accordingly, no provisions for federal income taxes is considered necessary.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities of the Portfolio denominated in foreign currencies are translated into U.S. dollar amounts using a rate that represents the mid-point between bid and asked market rates for such currencies. Purchases and sales of foreign securities and income derived from foreign securities are converted at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio may enter into "forward currency contracts" for purchases and sales of securities denominated in foreign currency.

OTHER: Investment transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. INVESTMENT TRANSACTIONS
 ..............................................................................
Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended October 31, 1996 were $63,472,345 and $115,699,721, respectively.

Unrealized appreciation (depreciation) at October 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                     $ 22,023,606
Gross unrealized depreciation                       (5,216,175)
                                                  ------------
Net unrealized appreciation                       $ 16,807,431
                                                  ============

NOTE 3. TRANSACTIONS WITH AFFILIATES INVESTMENT MANAGEMENT
 ..............................................................................
The Portfolio has a management agreement with Stein Roe & Farnham, Inc. (Stein
Roe), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual) under which Stein Roe provides investment management and administrative services. The investment management fee paid to Stein Roe is accrued daily and paid monthly at an annual rate of 0.55 percent of the Portfolio's average daily net assets up to $400 million and 0.50 percent of its average daily net assets thereafter.

The transfer agent fees are paid to Stein Roe Services, Inc., an indirect, majority-owned subsidiary of Liberty Mutual. For the year ended October 31, 1996, the Portfolio incurred charges of $7,500.

Stein Roe also provides the Portfolio with certain accounting services. For the year ended October 31, 1996, the Portfolio incurred charges of $28,725.

                          INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND INVESTORS
LFC UTILITIES TRUST:

We have audited the accompanying statement of assets and liabilities of LFC Utilities Trust including the Investment Portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LFC Utilities Trust as of October 31, 1996, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Chicago, Illinois
December 3, 1996

                         COLONIAL GLOBAL UTILITIES FUND
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investment in LFC Utilities Trust, at value                    $   172,321

Receivable for Fund shares sold                                         26
                                                               -----------
    Total Assets                                                   172,347
LIABILITIES
Payable for:
  Fund shares repurchased                                216
  Distributions                                           51
Accrued:
  Administration fee                                      14
  Distribution fee                                         1
  Bookkeeping fee                                          4
  Service fee                                             36
  Transfer Agent fee                                      29
  Other                                                   34
                                                      ------
    Total Liabilities                                                  385
                                                               -----------

NET ASSETS                                                     $   171,962
                                                               ===========
Net asset value & redemption price per share -
Class A ($169,840,/14,149)                                          $12.00
                                                               ===========

Maximum offering price per share - Class A
($12.00/0.9425)                                                     $12.73(a)
                                                               ===========

Net asset value & offering price per share -
Class B ($1,538/128)                                                $12.01(b)
                                                               ===========

Net asset value & redemption price per share -
Class D ($584/49)                                                   $12.00(b)
                                                               ===========

Maximum offering price per share - Class D
($12.00/0.9900)                                                     $12.12
                                                               ===========
COMPOSITION OF NET ASSETS
Capital paid in                                                $   155,731
Undistributed net investment income                                    865
Accumulated net realized loss                                       (1,451)
Net unrealized appreciation on:
  Investments                                                       16,807
  Foreign currency transactions                                         10
                                                               -----------
                                                               $   171,962
                                                               ===========
(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

             COLONIAL GLOBAL UTILITIES FUND
                   STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED OCTOBER 31, 1996

(in thousands)
INVESTMENT INCOME
Dividend income from LFC Utilities Trust           $     6,194
Interest income from LFC Utilities Trust                 3,615
Expenses allocated from LFC Utilities Trust             (1,165)  $    8,644
                                                   -----------   ----------

EXPENSES
Administration fee                                         193
Service fee                                                480
Distribution fee - Class B                                   9
Distribution fee - Class D                                   3
Audit                                                       16
Transfer agent                                             529
Bookkeeping fee                                             51
Trustees fee                                                10
Custodian fee                                               12
Legal fee                                                   19
Registration fee                                            28
Reports to shareholders                                     15
Amortization of deferred organization expenses              19
Other                                                      139        1,523
                                                   -----------   ----------
      Net Investment Income                                           7,121

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
 Net realized gain on:
   Investments                                           2,340
   Foreign currency transactions                            10
                                                   -----------
     Net Realized Gain                                                2,350
 Net unrealized appreciation during
  the period on:
   Investments                                          12,774
   Foreign currency transactions                            10
                                                   -----------
     Net Unrealized Appreciation                                     12,784
                                                                 ----------
      Net Gain                                                       15,134
                                                                 ----------

Net Increase in Net Assets from Operations                       $   22,255
                                                                 ==========

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                      Year ended October 31
                                                   ------------------------
INCREASE (DECREASE) IN NET ASSETS                     1996         1995(a)
Operations:
Net investment income                              $     7,121   $  11,731
Net realized gain (loss)                                 2,350      (3,800)
Net unrealized appreciation                             12,784      14,432
                                                   -----------   ---------
    Net Increase from Operations                        22,255      22,363
Distributions:
From net investment income - Class A                    (6,447)    (11,802)
From net realized gains - Class A                         ----      (1,042)
From net investment income - Class B                       (30)        (10)
From net investment income - Class D                       (12)         (6)
                                                   -----------   ---------
                                                        15,766       9,503
                                                   -----------   ---------
Fund Share Transactions:
Receipts for shares sold - Class A                       5,017       5,919
Value of distributions reinvested - Class A              5,659      11,297
Cost of shares repurchased - Class A                   (68,398)    (75,218)
                                                   -----------   ---------
                                                       (57,722)    (58,002)
                                                   -----------   ---------
Receipts for shares sold - Class B                       1,225         719
Value of distributions reinvested - Class B                 23           8
Cost of shares repurchased - Class B                      (541)       ----
                                                   -----------   ---------
                                                           707         727
                                                   -----------   ---------
Receipts for shares sold - Class D                         353         294
Value of distributions reinvested - Class D                 10           6
Cost of shares repurchased - Class D                      (120)        (10)
                                                   -----------   ---------
                                                           243         290
                                                   -----------   ---------
    Net Decrease from Fund Share Transactions          (56,772)    (56,985)
                                                   -----------   ---------
        Total Decrease                                 (41,006)    (47,482)
NET ASSETS
Beginning of period                                    212,968     260,450
                                                   -----------   ---------
End of period (including undistributed
  net investment income of $865 and $241,
  respectively)                                    $   171,962   $ 212,968
                                                   ===========   =========

(a) Class B and Class D shares were initially offered on March 27, 1995.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                      Year ended October 31
                                                   ------------------------
NUMBER OF FUND SHARES                                    1996        1995(a)

Sold - Class A                                             434         556
Issued for distributions reinvested - Class A              494       1,064
Repurchased - Class A                                   (5,903)     (7,047)
                                                   -----------   ---------
                                                        (4,975)     (5,427)
                                                   -----------   ---------

Sold - Class B                                             105          66
Issued for distributions reinvested - Class B                2           1
Repurchased - Class B                                      (46)       ----
                                                   -----------   ---------
                                                            61          67
                                                   -----------   ---------

Sold - Class D                                              31          28
Issued for distributions reinvested - Class D                1           1
Repurchased - Class D                                      (11)         (1)
                                                   -----------   ---------
                                                            21          28
                                                   -----------   ---------

(a) Class B and Class D shares were initially offered on March 27, 1995.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Global Utilities Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in the LFC Utilities Trust (the Portfolio), a Massachusetts business trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge, and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class D net investment income per share data reflects the distribution fee per share applicable to Class B and Class D shares only.

Class B and Class D ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $99,000 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and were amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
ADMINISTRATOR FEE: Colonial Management Associates, Inc. (the Administrator) is the administrator of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.10% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc. (the Transfer-Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended October 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $19,572 on sales of the Fund's Class A shares and received $1,519 and $697 contingent deferred sales charge (CDSC) on Class B and Class D share redemptions, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class D shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
 ...............................................................................
CAPITAL LOSS CARRYFORWARDS: At October 31, 1996, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

     Year of                                 Capital loss
    expiration                               carryforward
   -------------                             ------------
       2003                                   $1,460,861
                                              ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may may be taxable to shareholders as ordinary income.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off-shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1996.

                         COLONIAL GLOBAL UTILITIES FUND
                            FINANCIAL HIGHLIGHTS (b)

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                           ----------------------------------
                                                           1996
                                            Class A       Class B     Class D
                                           ---------     --------    --------
Net asset value - Beginning of period      $  11.080     $ 11.080    $ 11.080
                                           ---------     --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)                   0.427        0.340       0.340
Net realized and unrealized gain (loss)        0.878        0.889       0.879
                                           ---------     --------    --------
   Total from Investment Operations            1.305        1.229       1.219
                                           ---------     --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                    (0.385)      (0.299)     (0.299)
From net realized gains                          --           --          --
                                           ---------     --------    --------
  Total Distributions Declared to
    Shareholders                              (0.385)      (0.299)     (0.299)
                                           ---------     --------    --------
Net asset value - End of period            $  12.000     $ 12.010    $ 12.000
                                           =========     ========    ========
Total return (e)                              11.99%       11.25%      11.16%
                                           =========     ========    ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                       1.38%(c)     2.13%(c)    2.13%(c)
Net investment income                          3.70%(c)     2.95%(c)    2.95%(c)
Fees and expenses waived
  or borne by Liberty Securities
  and LFC Utilities Trust                        --           --          --
Net assets at end of period (000)          $ 169,840     $  1,538    $    584
(a) Net of fees and expenses waived or
    borne by Liberty Securities
    which amounted to                            --           --          --
(b) Per share data was calculated using average shares outstanding during the period.
(c) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Class B and Class D shares were initially offered on March 27, 1995. Per share data reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.
(g) Not annualized.
(h) Annualized.

                                                COLONIAL GLOBAL UTILITIES FUND
                                               FINANCIAL HIGHLIGHTS (b) - CONT

                                                                       Year ended October 31
                                            ----------------------------------------------------------------------------
                                                             1995                                1994           1993
                                             Class A       Class B(d)     Class D(d)            Class A        Class A
                                            ---------     ---------      ----------           -----------   -------------
Net asset value -
   Beginning of period                      $  10.610     $  10.420      $  10.420             $  12,150      $  10.430
                                            ---------     ---------      ---------             ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)                    0.536         0.248          0.248                 0.550          0.570
Net realized and unrealized gain (loss)         0.520         0.665          0.665                (1.430)         1.790
                                            ---------     ---------      ---------             ---------      ---------
   Total from Investment Operations             1.056         0.913          0.913                (0.880)         2.360
                                            ---------     ---------      ---------             ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.517)       (0.253)        (0.253)               (0.500)        (0.610)
From net realized gains                        (0.069)          --             --                (0.160)         (0.030)
                                            ---------     ---------      ---------             ---------      ---------
  Total Distributions Declared to
    Shareholders                               (0.586)       (0.253)        (0.253)               (0.660)        (0.640)
                                            ---------     ---------      ---------             ---------      ---------
Net asset value - End of period             $  11.080     $  11.080      $  11.080             $  10.610      $  12.150
                                            =========     =========      =========             =========      =========
Total return (e)                               10.32%(f)      8.82%(g)       8.82%(g)            (7.40)%         23.30%
                                            =========     =========      =========             =========      =========
RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.29%(c)      2.05%(c)(h)    2.05%(c)(h)           1.20%          1.13%
Net investment income                           5.14%(c)      3.73%(c)(h)    3.73%(c)(h)           4.90%          4.80%
Fees and expenses waived
  or borne by Liberty Securities
  and LFC Utilities Trust                       0.03%         0.02%(h)        0.02%(h)               --              --
Net assets at end of period (000)           $ 211,916     $     745      $     307             $ 260,450      $ 304,500
(a) Net of fees and expenses waived or
    borne by Liberty Securities
    which amounted to                          $0.002            --             --                   --              --

(b) Per share data was calculated using average shares outstanding during the period.
(c) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Class B and Class D shares were initially offered on March 27, 1995. Per share data reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.
(g) Not annualized.
(h) Annualized.

                    COLONIAL GLOBAL UTILITIES FUND
                     FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                    Year ended
                                                    October 31
                                                    ----------
                                                       1992
                                                     Class A
                                                    ----------
Net asset value - Beginning of period               $    9.990
                                                    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                             0.590
Net realized and unrealized gain                         0.460
                                                    ----------
   Total from Investment Operations                      1.050
                                                    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.610)
                                                    ----------
Net asset value - End of period                     $   10.430
                                                    ==========
Total return (c)(d)                                     10.80%
                                                    ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (a)                                             1.25%(e)
Net investment income (a)                                5.81%(b)
Net assets at end of period (000)                   $  118,977

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(b) Computed giving effect to the Investment Adviser's and Administrator's expense limitation undertaking.
(c) Total return based on net asset value with all distributions reinvested.
(d) Total return would have been lower had the Administrator not waived certain expenses.
(e) If the Fund had paid all of its expenses excluding distribution fees waived and there had been no reimbursement from the Investment Adviser and the Administrator, the ratio would have been 1.61% for the period ended October 31, 1992.

                  REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
       COLONIAL GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Utilities Fund (a series of Colonial Trust III) at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1996, provide a reasonable basis for the opinion expressed above. The Financial Highlights for each of the periods ended October 31, 1994 were audited by another Independent Accountant whose report, dated December 15, 1994, expressed an unqualified opinion on those statements.



PRICE WATERHOUSE LLP
Boston, Massachusetts
December 18, 1996

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL
BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information .......... press [1]

For account information ............................................ press [2]

To speak to a Colonial representative .............................. press [3]

For yield and total return information.............................. press [4]

For duplicate statements or new supply of checks ................... press [5]

To order duplicate tax forms and year-end statements ............... press [6]
(February through May)

To review your options at any time during your call ................ press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Utilities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Global Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] COLONIAL
MUTUAL FUNDS
Mutual Funds for
Planned Portfolios

-------------------------------------------------------------------------------
                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                           GU-02/963C-1096 M (12/96)

[recycle symbol] Printed on recycled paper